UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 21, 2024
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ENVISTA HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-39054	83-2206728
(Commission File Number)	(IRS Employer Identification No.)

200 S. Kraemer Blvd., Building E		92821
Brea,	California
(Address of Principal Executive Offices)		(Zip Code)
(714) 817-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NVST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On May 21, 2024, at the Annual Meeting of Stockholders, the stockholders of Envista Holdings Corporation (the “Company”) approved the amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Charter Amendment”), to provide for the exculpation of certain officers of the Company against personal liability to the extent permitted by the Delaware General Corporation Law (“DGCL”), as further described in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 8, 2024.

The Charter Amendment became effective upon the Company’s filing of a Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on May 21, 2024 (the “Certificate of Amendment”). The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 21, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals:

Proposal 1- Election of Directors

The Company’s stockholders elected the persons listed below as Directors for a one-year term expiring at the Company’s 2025 annual meeting of stockholders and until his or her successor is elected and qualified by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Wendy Carruthers	154,451,488	3,953,562	2,669,575
Kieran Gallahue	151,552,782	6,852,268	2,669,575
Scott Huennekens	151,818,325	6,586,725	2,669,575
Barbara Hulit	155,477,547	2,927,503	2,669,575
Vivek Jain	157,801,913	603,137	2,669,575
Daniel Raskas	91,817,347	66,587,703	2,669,575
Christine Tsingos	155,114,509	3,290,541	2,669,575

Proposal 2 - Ratification of the Appointment of Ernst & Young LLP as Independent Registered Public Accountant

To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
160,931,764	64,332	77,895	—

Proposal 3 - Advisory Vote to Approve Executive Compensation

To approve on an advisory basis the Company’s named executive officer compensation. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
148,800,038	9,539,089	65,288	2,669,576

Proposal 4 - Approval of an Amendment to Our Second Amended and Restated Certificate of Incorporation to Include an Officer Exculpation Provision

To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to provide for the limitation of liability of officers of the Company as permitted pursuant to recent amendments to the DGCL:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
130,674,925	27,625,869	103,621	2,669,576

Proposal 5 - Election of Additional Director

The Company’s stockholders elected the person listed below as Director for a one-year term expiring at the Company’s 2025 annual meeting of stockholders and until his successor is elected and qualified by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Paul Keel	154,302,395	2,348,097	4,423,499

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISTA HOLDINGS CORPORATION

Date: May 24, 2024	By:	/s/ Mark Nance
Mark Nance
Senior Vice President, General Counsel and Secretary